Exhibit 99.2

Clouding IP Assets (Carve-Out of Certain Operations of Clouding IP, LLC) Financial Statements December 31, 2013

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
Clouding IP Assets

Report on the Financial Statements

We have audited the accompanying financial statements of Clouding IP Assets (Carve-out of Certain Operations of Clouding IP, LLC), which comprise the balance sheet as of December 31, 2013, and the related statements of operations, net parent company investment, and cash flows for the year then ended and related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosure in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clouding IP Assets (Carve-out of Certain Operations of Clouding IP, LLC) as of December 31, 2013, and the results of its operations and its cash flows, for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the financial statements, on August 29, 2014, Clouding IP, LLC entered into a Patent Purchase Agreement to sell a portfolio of patents (“Clouding IP Assets”) to Marathon Patent Group, Inc.

SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP

Newport Beach, California
November 10, 2014

CLOUDING IP ASSETS
(CARVE-OUT OF CERTAIN OPERATIONS OF CLOUDING IP, LLC)
BALANCE SHEET
December 31, 2013

ASSETS

Patents, net	1,525,337
Other Assets	5,000

Total assets	$1,530,337

LIABILITIES AND NET PARENT COMPANY INVESTMENT

Current Liabilities
Accounts payable and accrued expenses	$386,689
Note payable	818,064
Total current liabilities	1,204,753

Commitments and Contingencies (Note 5)

Net Parent Company Investment	325,584

Total liabilities and net parent company investment	$1,530,337

The accompanying notes are an integral part of these financial statements.

CLOUDING IP ASSETS
(CARVE-OUT OF CERTAIN OPERATIONS OF CLOUDING IP, LLC)
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

REVENUE	$12,000,000

OPERATING COSTS AND EXPENSES
Inventor royalties	4,800,000
Contingent fees	5,931,799
Litigation and licensing expenses	1,408,238
Amortization of patents	528,585
12,668,622

LOSS FROM OPERATIONS	(668,622)

OTHER EXPENSE
Interest expense	(34,155)

NET LOSS	$(702,777)

The accompanying notes are an integral part of these financial statements.

CLOUDING IP ASSETS
(CARVE-OUT OF CERTAIN OPERATIONS OF CLOUDING IP, LLC)
STATEMENT OF CHANGES IN NET PARENT COMPANY INVESTMENT
For the Year Ended December 31, 2013

NET PARENT COMPANY INVESTMENT – January 1, 2013	$1,503,611

TRANSFERS FROM CLOUDING IP	(475,250)

NET LOSS	(702,777)

NET PARENT COMPANY INVESTMENT – December 31, 2013	$325,584

The accompanying notes are an integral part of these financial statements.

CLOUDING IP ASSETS
(CARVE-OUT OF CERTAIN OPERATIONS OF CLOUDING IP, LLC)
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(702,777)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	528,585
Changes in operating assets and liabilities:
Other assets	(5,000)
Accounts payable and accrued expenses	371,690
Net cash used in operating activities	192,498

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from debt facility	282,753
Net parent company investment	(475,251)
Net cash provided by financing activities	(192,498)

NET DECREASE IN CASH AND CASH EQUIVALENTS	-

CASH AND CASH EQUIVALENTS – December 31, 2012	-

CASH AND CASH EQUIVALENTS – December 31, 2013	$-

The accompanying notes are an integral part of these financial statements.

CLOUDING IP ASSETS
 (CARVE-OUT OF CERTAIN OPERATIONS OF CLOUDING IP, LLC)
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

1.      NATURE OF BUSINESS AND ORGANIZATION

Clouding IP, LLC (“Clouding IP” or “Parent Company”) was formed in February 2012 for the purpose of acquiring patents and patent rights and to monetize the value of those assets to generate revenue and profit. Generally, the assets acquired are characterized by having large identifiable companies who are or have been using technology that infringes on patent rights. Portfolio of assets are generally monetized by initiating enforcement activities against any infringing parties with the objective of entering into a standard form of comprehensive settlement and license agreement that may include the granting of non-exclusive retroactive and future rights to use the patented technology, a covenant not to sue, a release of the party from certain claims, the dismissal of any pending litigation and other terms that are appropriate in the circumstances. As of December 31, 2013, Clouding IP owned 70 patents or patents pending (Note 3). Clouding IP was formerly known as Stec IP, LLC and previous to that UO! IP, LLC.

On August 29, 2014, Clouding IP entered into a Patent Purchase Agreement with Marathon Patent Group, Inc., (“Marathon”), whereby Clouding IP sold its portfolio of patents for an aggregate purchase price of $2.4 million, of which $1.4 million was paid in cash and $1.0 million was paid in the form of a promissory note issued by Marathon that matured on October 31, 2014. Marathon also issued 25,000 shares of its restricted common stock in connection with the acquisition. Clouding IP is also entitled to certain possible future cash payments.

The assets acquired by Marathon are herein referred to as the “Clouding IP Assets”.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies presented below is designed to assist in understanding the financial statements. Such financial statements and accompanying notes are the representations of management, who is responsible for their integrity and objectivity. Management believes that these accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects, and have been consistently applied in preparing the accompanying financial statements.

Carve-Out Operations

The accompanying financial statements include the historical results of operations and historical cost basis of assets, liabilities, revenues, and expenses that are specifically identifiable and allocated to Clouding IP Assets.  Substantially all cash received by the Clouding IP Assets have been deposited in and commingled with Clouding IP’s general corporate funds and is not specifically allocated to the Clouding IP Assets.  The net results of these cash transactions between the Clouding IP Assets and Clouding IP are reflected as net parent company investment within equity in the accompanying

CLOUDING IP ASSETS
 (CARVE-OUT OF CERTAIN OPERATIONS OF CLOUDING IP, LLC)
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Carve-Out Operations (continued)

balance sheet.   In addition, the net Parent Company investment represents the interest in the recorded Clouding IP Assets and represents the cumulative net investment through the dates presented, inclusive of cumulative operating results.  These financial statements have been prepared solely to demonstrate its historical results of operations, financial position, and cash flows for Clouding IP Assets for the indicated periods.

Management believes the assumptions and allocations underlying the financial statements are reasonable and appropriate. The expenses and cost allocations have been determined on a basis considered to be a reasonable reflection of the utilization of services provided to or the benefit received by Clouding IP Assets during the periods presented relative to the total costs incurred by Clouding IP. Consequently, future results of operations for the Clouding IP Assets will include costs and expenses that may be materially different than Clouding IP Assets historical results of operations, financial position, and cash flows. Accordingly, the financial statements for these periods may not be indicative of Clouding IP Assets future results of operations, financial position, and cash flows.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported revenues and expenses during the reporting periods.

On an ongoing basis, management evaluates its estimates, including those related to the estimated useful lives of long-lived assets and the recognition and disclosure of contingent liabilities. These estimates is based on historical data and experience, as well as various other factors that management believes to be reasonable, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from those estimates under different assumptions or circumstances.

CLOUDING IP ASSETS
 (CARVE-OUT OF CERTAIN OPERATIONS OF CLOUDING IP, LLC)
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Patents

Patents include the cost of patents or patent rights (hereinafter, collectively “patents”), acquired from third-parties and are recorded based on the cost to acquire them. The costs of these assets are amortized over their remaining useful lives usually ranging between one and twenty years on a straight-line basis. Useful lives of intangible assets are periodically evaluated for reasonableness and the assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may no longer be recoverable.

Impairment of Long-Lived Assets

Management evaluates the recoverability of long-lived assets with finite lives, by assessing potential impairment when there is evidence that events or changes in circumstances indicate that the carrying amount of an asset may not be recovered.  Management continually monitors events and changes in circumstances that could indicate that the carrying amounts of long-lived assets may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated future net undiscounted cash flows expected to be generated by the asset. When necessary, impaired assets are written down to their estimated fair value based on the best information available. Estimated fair value is generally based on either appraised value or measured by discounting estimated future cash flows. Considerable management judgment is necessary to estimate discounted future cash flows. Accordingly, actual results could vary significantly from such estimates. Impairment losses are recognized when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. No impairment losses were recorded during the year ended December 31, 2013.

Concentration of Risk

Revenues from two customers accounted for 100% of the Clouding IP Assets’ revenue for the year ended December 31, 2013.

Revenue Recognition

Clouding IP Assets recognizes revenue in accordance with ASC Topic 605, “Revenue Recognition”. Revenue is recognized when (i) persuasive evidence of an arrangement exists, (ii) all obligations have been substantially performed, (iii) amounts are fixed or determinable and (iv) collectability of amounts is reasonably assured.

CLOUDING IP ASSETS
 (CARVE-OUT OF CERTAIN OPERATIONS OF CLOUDING IP, LLC)
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition (continued)

In general, revenue arrangements provide for the payment of contractually determined fees in consideration for the grant of certain intellectual property rights for patented technologies. These rights typically include some combination of the following: (i) the grant of a non-exclusive, retroactive and future license to manufacture and/or sell products covered by patented technologies, (ii) a covenant-not-to-sue, (iii) the release of the licensee from certain claims, and (iv) the dismissal of any pending litigation. The intellectual property rights granted may be perpetual in nature, extending until the expiration of the related patents, or can be granted for a defined, relatively short period of time, with the licensee possessing the right to renew the agreement at the end of each contractual term for an additional minimum upfront payment. Pursuant to the terms of these agreements, there is no further obligation with respect to the grant of the non-exclusive retroactive and future licenses, covenants-not-to-sue, releases, and other deliverables, maintain or upgrade the technology, or provide future support or services. Generally, the agreements provide for the grant of the licenses, covenants-not-to-sue, releases, and other significant deliverables upon execution of the agreement, or upon receipt of the minimum upfront payment for term agreement renewals. As such, the earnings process is complete and revenue is recognized upon the execution of the agreement, when collectability is reasonably assured, or upon receipt of the minimum upfront fees, and when all other revenue recognition criteria have been met.

Certain of the Clouding IP Assets’ revenue arrangements provide for future royalties or additional required payments based on future licensee activities. Additional royalties are recognized in revenue upon resolution of the related contingency provided that all revenue recognition criteria, as described above, have been met. Amounts of additional royalties due under these license agreements, if any, cannot be reasonably estimated by management.  However, no future royalties from settlement and license agreements in effect at the time of the acquisition shall accrue to Marathon.

Amounts related to revenue arrangements that do not meet the revenue recognition criteria described above are deferred until the revenue recognition criteria are met.

Operating Costs and Expenses

Operating costs and expenses include the costs and expenses incurred in connection with the patent licensing and enforcement activities, including inventor royalties paid to original patent owners, contingent fees paid to third-parties, other patent-related legal expenses including, licensing and enforcement related research, consulting and other expenses paid to third-parties and the amortization of patent-related acquisition costs.

CLOUDING IP ASSETS
 (CARVE-OUT OF CERTAIN OPERATIONS OF CLOUDING IP, LLC)
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Operating Costs and Expenses (continued)

Inventor Royalties

Inventor royalties are expensed in the statement of operations in the period that the related revenues are recognized.

Contingent Legal Fees

Contingent legal fees are expensed in the statement of operations as contingent fees in the period that the related revenues are recognized. In instances where there are no recoveries from potential infringers, no contingent legal fees are paid; however, Clouding IP Assets may be liable for certain out of pocket legal costs incurred pursuant to the underlying legal services agreement. Legal fees advanced by contingent law firms that are required to be paid in the event that no license recoveries are obtained are expensed as incurred and included in liabilities in the balance sheet.

Income Taxes

Clouding IP has been established as a limited liability company. All income or losses of the entity and income tax consequences related thereto are passed through its member. Accordingly, Clouding IP and Clouding IP Assets do not record any provision for income taxes or deferred income taxes in its financial statements.

Subsequent Events

In connection with the preparation of the accompanying financial statements, management evaluated subsequent events through November 10, 2014, which is the date the financial statements were available to be issued. No events or transactions were identified during this period that required recognition or disclosure in the accompanying financial statements.

3.      PATENTS

In February 2012, Clouding IP acquired its entire patent portfolio from Symantec International for a minimum royalty amount of $2,500,000, payable over a four year period. Clouding IP would also liable to pay additional amounts based on settlement amounts relating to such patents. In conjunction with the settlement of two patent matters during the year ended December 31, 2013, Clouding IP Assets recorded $4,800,000 of inventor royalties in the accompanying statement of operations.  At December 31, 2013, no amounts were outstanding.

CLOUDING IP ASSETS
 (CARVE-OUT OF CERTAIN OPERATIONS OF CLOUDING IP, LLC)
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

3.      PATENTS (continued)

At December 31, 2013, accumulated amortization relating to the patents was approximately $975,000 and the weighted average remaining amortization period was 2.9 years. Amortization expense for the year ended December 31, 2013 was approximately $529,000. Expected future amortization expense was approximately $529,000, $529,000 and $467,000 for the years ending December 31, 2014, 2015 and 2016, respectively.

As discussed in Note 1, the patent portfolio was sold to Marathon on August 29, 2014.

4.      NOTES PAYABLE

In June 2009, Clouding IP entered into a note agreement with LSC Holdings, LLC for a maximum principal amount of $3.0 million with interest accruing at prime rate plus 6% per annum and was due December 31, 2015. Amounts could be advanced and repaid at any given points in time and Clouding IP Assets utilized the notes payable as a primary source of working capital. Amounts due under the note agreement were paid in full upon the sale of the Clouding IP’s patent portfolio to Marathon in August 2014.

5.      COMMITMENTS AND CONTINGENCIES

Strategic Advisory Services Agreement

In July 2012, Clouding IP entered into a strategic advisory services agreement (“Agreement”) with IP Navigation Group, LLC (“IPNav”), an affiliate of LSC Holdings, LLC. As part of the Agreement, IPNav would provide services relating to the acquisition, sale, licensing, enforcement and settlement of intellectual property matters in exchange for a portion of the net consideration, as defined. During the year ended December 31, 2013, Clouding IP Assets incurred approximately $5,575,000 in fees relating to the IPNav agreement. Such costs were recorded as contingent fees in the accompanying statement of operations. Additionally, as of December 31, 2013, no amounts were owed to IPNav.

Other Agreements

From time to time, Clouding IP may enter into arrangements with external third parties to provide litigation, licensing and enforcement related research, consulting and other services. Fees for such arrangements may very between fixed fee, hourly or on a contingent fee basis.

CLOUDING IP ASSETS
 (CARVE-OUT OF CERTAIN OPERATIONS OF CLOUDING IP, LLC)
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

5.      COMMITMENTS AND CONTINGENCIES

Litigation Matters

In the normal course of business, Clouding IP may be engaged in several litigation matters and disputes related to intellectual property matters. The resolution of such matters either through litigation, settlement or through other means have a pervasive effect on the overall business.

Currently, no material legal proceedings or claims are pending, and in the opinion of our management, could reasonably be expected to have a material adverse effect on the  business or financial condition.